UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Baker Hughes Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Baker Hughes Incorporated
2929 Allen Parkway, Suite 2100, Houston TX 77019
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on Thursday, April 24, 2008

You can view the Annual Report and Proxy Statement for Baker Hughes Incorporated at: http://bnymellon .mobular.net/bnymellon/bhi
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Dear Stockholder:
The 2008 Annual Meeting of Stockholders of Baker Hughes Incorporated (the “Company”) will be held at the Plaza Banquet Room at 2777 Allen Parkway, Houston, Texas, on Thursday, April 24, 2008, at 9:00 a.m. (Central Daylight Time).
     Proposals to be considered at the Annual Meeting:
1.	Election of Twelve Directors.

2.	Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Accounting Firm for Fiscal Year 2008.

3.	Proposal to Approve the Performance Criteria for Awards Under the 2002 Director & Officer Long-Term Incentive Plan.

4.	Such other business as may properly come before the meeting and any adjournment thereof.
Management recommends a vote “FOR” Items 1, 2 and 3.
The Board of Directors has fixed the close of business on February 25, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number

IMPORTANT NOTICE: Regarding the Internet Availability of Proxy Materials
for the Baker Hughes Incorporated Annual Meeting of Stockholders.
Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.
If you would like to receive a paper or e-mail copy of these documents, you must request them. Such documents will be mailed to you at no charge. Please make sure you request a copy as instructed below on or before April 10, 2008 to facilitate a timely delivery.
The following Proxy Materials are available for you to review online at:
http://bnymellon.mobular.net/bnymellon/bhi
•	the Company’s 2008 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company Annual Report for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/bhi
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
The Proxy Materials for Baker Hughes Incorporated are available to review at:
http://bnymellon.mobular.net/bnymellon/bhi
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares